AMENDMENT TO COLLATERAL INSTALLMENT NOTE

THIS AMENDMENT TO COLLATERAL INSTALLMENT NOTE dated as of the 21st day of May, 2004, by and between MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLC") and PAC-WEST TELECOMM, INC. ("DebtorCustomer").

This Amendment is made part of and modifies the Collateral Installment Note dated May 21, 2004 (the "Note") in favor of MLC in the original principal amount of $2,400,887.18. Terms otherwise not defined herein shall have the meaning ascribed to them in the Agreement. To the extent of any conflict or inconsistency between this Amendment and the terms and conditions of the Agreement, this Amendment will prevail.

The following section of the Agreement is hereby modified:

1. The first paragraph of Section 2, PAYMENT AND OTHER TERMS, is hereby amended and restated as follows:

"2. PAYMENT AND OTHER TERMS. Customer shall pay the indebtedness under this Note in 36 consecutive monthly installments commencing on the first day of the second calendar month following the Closing Date and continuing on the first day of each calendar month thereafter until this Note shall be paid in full. Each such installment shall be in the amount which will fully amortize the Loan Amount with accrued interest in equal monthly installments over a term of 36 months (except that there shall be added to the first such installment an additional amount equal to accrued interest at the Interest Rate from the date of funding to the last day of the calendar month in which funding occurs).

2. This Amendment shall be deemed effective as of the original date of the Note.

3. Except as expressly set forth herein, the terms and conditions of the Note remain unmodified and in full force and effect. This Amendment is binding upon, and inures to the benefit of, the successors and assigns of the parties hereto.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and effective as of the date first above set forth.

MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL

LYNCH BUSINESS FINANCIAL SERVICES INC.

By:/s/ Steve Coley

Name: Steve Coley

Title: Vice President-Group Credit Manager

PAC-WEST TELECOMM, INC.

By: /s/ H. Ravi Brar

Name: H. Ravi Brar

Title: Chief Financial Officer